Supplement to the John Hancock Equity Funds
Institutional Class I Prospectus dated March 1, 2004


John Hancock Classic Value Fund
On page 7, the "Your Expenses" table for the John Hancock Classic Value Fund has been deleted and replaced with the following:


YOUR EXPENSES
[Clip Art] Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

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Annual operating expenses
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Management fee                                                             0.85%
Other expenses                                                             0.26%
Total fund operating expenses(1)                                           1.11%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.


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Expenses                                   Year 1    Year 3    Year 5    Year 10
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Class I(1)                                   $113      $353      $612     $1,352


(1) The adviser has agreed to limit the fund's expenses (excluding transfer agent fees) to 0.85% of the fund's average daily net assets. The adviser has agreed not to terminate this limitation until at least November 8, 2004. In addition, the adviser has agreed to absorb the Class I transfer agent fee of 0.05% of Class I average daily net assets. This agreement may be terminated at any time. These limitations have not been reflected in the expenses referenced above. Net operating expenses after taking into account the expense reductions would be 0.85%.


March 5, 2004
KEQPS 3/04